                                                                    EXHIBIT 10.1
                                    AGREEMENT

THIS AGREEMENT ("this Agreement") is entered into as of the 16th day of July, 2003, by and between RSM McGladrey, Inc., a Delaware corporation ("RSM"), and Thomas G. Rotherham ("Rotherham").

                                   ARTICLE ONE

                            TERMINATION OF EMPLOYMENT

         1. Mutual Agreement to Terminate Employment Agreement. RSM and Rotherham acknowledge and agree that they are parties to an Employment Agreement dated August 2, 1999 (the "Employment Agreement"), and that, pursuant to Section 9.1(e) of the Employment Agreement, the parties desire to terminate Rotherham's employment under the Employment Agreement by this Agreement. Such employment and the Employment Agreement will terminate effective as of the close of business on August 1, 2003, or such earlier date as is agreed upon by the parties in writing (the "Termination Date"). By this Agreement, the parties agree to waive any notice of termination required by the Employment Agreement. The parties agree that Rotherham does not have the right to claim to be "adversely affected," as described in Section 5.4 of the Employment Agreement, and may not make the election described therein. Unless otherwise agreed in this Agreement, the termination of the Employment Agreement will not be effective as to those portions of the Employment Agreement which, by their express terms as set forth therein, require performance by either party following termination of the Employment Agreement.

         2. Resignation as Officer. Rotherham will resign (a) as President and Chief Executive Officer of RSM and (b) from any and all officer and director positions held with RSM and with all other subsidiaries of H&R Block, Inc. ("Block") (all such other subsidiaries of Block, "Affiliates"). Such resignations will be effective as of the Termination Date. Rotherham will execute resignations in the form attached hereto as Exhibit A contemporaneously with his execution of this Agreement.

         3. Continued Employment; Compensation and Benefits.

         (a) In consideration of Rotherham's promises herein, RSM agrees to continue to employ Rotherham through the Termination Date. On the Termination Date, Rotherham will be given the opportunity to execute a release agreement (the "Release Agreement") in the form attached hereto as Exhibit B. If Rotherham executes the Release Agreement on the Termination Date, RSM will agree to provide the compensation and benefits as follows and as described in the Release Agreement on the terms described therein:

                  (i) RSM will pay to Rotherham $600,000 over the 12-month period beginning on the Termination Date in semi-monthly equal installments of $25,000 (less required tax withholdings). Such payments encompass payment to Rotherham for any unused vacation or other paid time off accrued as of the Termination Date.

                  (ii) Rotherham will remain eligible to participate in those health and welfare plans maintained by RSM offering medical, dental, vision, employee assistance, flexible spending account, life insurance, and accidental death and dismemberment insurance benefits during the 12-month period beginning on the Termination Date on the same basis as employees of RSM.

                  (iii) Those portions of any outstanding incentive stock options and nonqualified stock options to purchase shares of Block's common stock granted to Rotherham by Block ("Stock Options") that are scheduled to vest between the Termination Date and February 1, 2005 (based solely on the time-specific vesting schedule included in the applicable stock option agreement), shall vest and become exercisable as of the Termination Date. Rotherham shall have until November 1, 2004 to exercise such Stock Options. The operation of such provision is subject to Rotherham's execution of an amendment to the affected stock option agreements in the form attached as an exhibit to the Release Agreement.

                  (iv) RSM will arrange for Right Management Consultants to provide outplacement services to Rotherham for the 12-month period beginning on the Termination Date.

                  (v) Rotherham may retain that certain Compaq laptop computer owned by RSM that Rotherham presently uses for business purposes, provided that on the Termination Date RSM verifies that all information, documents, and files pertaining to the business of Block, RSM, or any Affiliate, including, but not limited to, e-mails, are deleted from the computer's hard drive and are not recoverable. Rotherham must return all other property of Block, RSM, and Affiliates on or before the Termination Date.

                  (vi) RSM will prepare Rotherham's federal and state income tax returns for the 2003 tax year at no charge to Rotherham.

         (b) The compensation and benefits described in Section 3(a) of this Agreement will cease and no further compensation and benefits will be provided to Rotherham under the Release Agreement if Rotherham violates any of the post-employment obligations under Section 5 of this Agreement and Sections 6 and 7 of the Employment Agreement (except Section 6.2 of the Employment Agreement, which is superseded by Sections 5(b), 5(c), and 5(d) of this Agreement).

         (c) The parties agree that, in accordance with Section 9.5 of the Employment Agreement, upon termination of Rotherham's employment under the Employment Agreement, RSM will have no further obligations to Rotherham under the Employment Agreement and no further payments of base salary or other compensation or benefits will be payable by RSM to Rotherham thereunder.

         4. Business Expenses; Commitments. RSM will promptly pay directly, or reimburse Rotherham for, all business expenses to the extent such expenses are paid or incurred by Rotherham during the term of the Employment Agreement in accordance with RSM's policy in effect from time to time and to the extent such expenses were reasonable and necessary to the conduct by Rotherham of RSM's business; provided, however, during the period from the date of this Agreement through the Termination Date and at all times thereafter, Rotherham will not initiate, make, renew, confirm or ratify any contracts or commitments for or on behalf of Block, RSM or any Affiliate, nor will Rotherham incur any expenses on behalf of Block, RSM or any Affiliate without Block's prior written consent except for those expenses incurred on behalf of RSM that are reasonable and necessary to the conduct by Rotherham of RSM's business.

         5.       Rotherham's Conduct.

         (a) During the period from the date of this Agreement through the Termination Date, Rotherham will be reasonably and appropriately responsive to, and fully supportive of the management of Block, RSM and Affiliates and will be cooperative with such management in providing information regarding areas of his expertise and experience with RSM. After the Termination Date, in the event a claim is asserted against Block, RSM or Affiliates and/or their respective employees, agents, officers, or directors, Rotherham will assist and cooperate with Block, RSM or Affiliates in good faith and in such manner as is reasonably possible in developing the information, or providing the statements, documents or testimony reasonably required to properly respond to or defend such claim. Rotherham will not at any time or in any manner (i) defame Block, RSM, or any Affiliate or their respective past or present directors and employees, (ii) make disparaging statements to the media, to any employee or contractor of Block, RSM or any Affiliate, or to any other person or entity concerning Block, RSM or any Affiliate, their respective past or present directors and employees or any matter related to his employment or non-employment, or (iii) do any deliberate act designed primarily to injure the business or reputation of Block, RSM or any Affiliate.

         (b) For a period of 1 year after the Termination Date, Rotherham may not directly or indirectly recruit, solicit, or hire any employees of subsidiaries of Block ("Block Employees") or otherwise induce any such Block Employee to leave the employment of the applicable employer-subsidiary of Block to become an employee of or otherwise be associated with any other party or with Rotherham or any company or business with which Rotherham is or may become associated. The running of the 1-year period will be suspended during any period of violation and/or any period of time required to enforce this covenant by litigation or threat of litigation.

         (c) During the time Rotherham is receiving payments pursuant to the Release Agreement, and for 1 year after the cessation of such payments, Rotherham may not directly or indirectly solicit or enter into any arrangement with any person or entity which is, at the time of the solicitation, a significant customer of Block, RSM, or an Affiliate for the purpose of engaging in any business transaction of the nature performed by Block, RSM or such Affiliate, or contemplated to be performed by Block, RSM or such Affiliate, for such customer, provided that this Section 5(c) will only apply to customers for whom Rotherham personally provided services while employed by RSM or customers about whom or which Rotherham acquired material information while employed by RSM. The running of the 1-year period will be suspended during any period of violation and/or any period of time required to enforce this covenant by litigation or threat of litigation.

         (d) During the time Rotherham is receiving payments pursuant to the Release Agreement, and for 1 year after the cessation of such payments, Rotherham may not engage in, or own or control any interest in (except as a passive investor in less than one percent of the outstanding securities of publicly held companies), or act as an officer, director or employee of, or consultant, advisor or lender to, any firm, corporation, partnership, limited liability company, institution, business, government agency, or entity that engages in any line of business that is competitive with any "Line of Business of RSM" (as defined below). "Line of Business of RSM" means any line of business (including lines of business under evaluation or development) of RSM and Affiliates in Block's business services operating segment, that Rotherham managed and/or was responsible for (either directly or indirectly as an executive officer of RSM) during his employment with RSM, provided that, "Line of Business of RSM" will in all events include, but not be limited to, the income tax return preparation business. The running of the 1-year period will be suspended during any period of violation and/or any period of time required to enforce this covenant by litigation or threat of litigation.

         (e) Rotherham and RSM acknowledge that the restrictions contained in this Agreement and the surviving restrictions of the Employment Agreement are reasonable, but should any provisions of any Section of this Agreement or the surviving restrictions of the Employment Agreement be determined to be invalid, illegal, or otherwise unenforceable or unreasonable in scope by any court of competent jurisdiction, the validity, legality, and enforceability of the other provisions of this Agreement or the other surviving provisions of the Employment Agreement will not be affected thereby and the provision found invalid, illegal, or otherwise unenforceable or unreasonable will be considered by RSM and Rotherham to be amended as to scope of protection, time, or geographic area (or any one of them, as the case may be) in whatever manner is considered reasonable by that court and, as so amended, will be enforced.

         (f) Sections 5(b), 5(c), and 5(d) of this Agreement supersede Section
6.2 of the Employment Agreement.

         (g) RSM may agree to waive any of Rotherham's obligations under this Agreement or the surviving post-employment obligations under the Employment Agreement; provided that any such waiver must be in writing and signed by Rotherham, a duly authorized officer of RSM, and the Chief Executive Officer of Block, and further provided that payments under the Release Agreement will immediately cease upon any such waiver.

         6. RSM's Conduct. RSM will not at any time or in any manner (i) defame Rotherham, (ii) make disparaging statements to the media, to any employee or contractor of RSM or Affiliates, or to any other person or entity regarding Rotherham, his performance, character, status or any other personal or professional matter, or (iii) do any deliberate act designed in whole or in part to injure, embarrass or damage Rotherham's reputation.

         7. Release by Rotherham. In consideration of RSM's promises and agreements set forth in this Agreement, Rotherham for himself and for his relations, heirs, legal representatives and assigns unconditionally releases and forever discharges Block, RSM, and each Affiliate, their respective present and past directors, officers, employees, agents, predecessors, successors, and assigns of and from any and all claims, demands, actions, causes of action and suits of any kind whatsoever, whether under federal or state statute, local regulation or at common law or which thereafter arise from any matter, fact, circumstance, event, happening or thing whatsoever occurring or failing to occur prior to the date of this Agreement involving Rotherham's employment by RSM or any Affiliate including, without limitation, Rotherham's hiring, compensation earned as of or before the date of this Agreement, the termination of Rotherham's responsibilities as an officer of RSM and as a director and/or officer of each Affiliate, Rotherham's termination as an employee of RSM, other obligations of Block, RSM or any Affiliate (except for those obligations expressly stated in this Agreement, the surviving post-termination provisions of the Employment Agreement or applicable benefit plans), and further including, but not limited to, any claims for race, sex or age discrimination under the Age Discrimination in Employment Act, as amended ("ADEA"), Title VII of the Civil Rights Act of 1964, the 1991 amendments of such Civil Rights Act, the Americans with Disabilities Act, as amended, and all other federal and state statutes and common law doctrines.

         8. Consideration of Release of ADEA Claims. With regard to the waiver/release of rights or claims under the ADEA, Rotherham acknowledges and understands that this is a legal document and that he is legally entitled to, and has been offered, a period of twenty-one (21) days (the "Consideration Period") to consider the waiver/release of such rights or claims under this Agreement before signing it. After signing this Agreement, Rotherham may revoke the waiver/release of rights or claims under the ADEA by giving written notice ("Revocation Notice") to Mark A. Ernst, 4400 Main Street, Kansas City, Missouri 64111, within seven (7) days after the date of signing (such seven (7) day period, the "Revocation Period" and such date of signing, the "Signing Date"). For such revocation to be effective, the Revocation Notice must be received no later than 5:00 p.m., Kansas City, Missouri time, on the seventh (7th) day after the Signing Date. If Rotherham provides the Revocation Notice to RSM, this Agreement will be null, void and unenforceable by either party.

         9. Acknowledgements. ROTHERHAM ACKNOWLEDGES THAT RSM HAS ADVISED HIM TO CONSULT WITH AN ATTORNEY PRIOR TO SIGNING THIS AGREEMENT OR BEFORE THE EXPIRATION OF THE REVOCATION PERIOD. ROTHERHAM SPECIFICALLY ACKNOWLEDGES AND AGREES THAT EITHER THE FULL TWENTY-ONE (21) DAY CONSIDERATION PERIOD HAS LAPSED OR HE HAS BEEN OFFERED SUCH TWENTY-ONE (21) DAY CONSIDERATION PERIOD BUT HAS ELECTED TO WAIVE AND FOREGO ALL OF THE APPLICABLE DAYS WHICH HAVE NOT YET LAPSED IN SUCH TWENTY-ONE (21) DAY CONSIDERATION PERIOD. ROTHERHAM ACKNOWLEDGES AND AGREES THAT UPON SUCH CONSIDERATION, HE HAS DECIDED TO WAIVE AND RELEASE ANY CLAIMS THAT HE MAY HAVE UNDER THE ADEA, PURSUANT TO THE TERMS OF THIS AGREEMENT.

         10. Third-Party Beneficiary. The parties hereto agree that Block is a third-party beneficiary as to the obligations imposed upon Rotherham under the Employment Agreement and this Agreement and as to the rights and privileges to which RSM is entitled pursuant to the Employment Agreement and this Agreement, and that Block is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

         11. Entire Agreement. This Agreement, the Release Agreement, and the surviving post-termination obligations of the Employment Agreement constitute the entire agreement and understanding between RSM and Rotherham concerning the subject matter hereof. No modification, amendment, termination, or waiver of this Agreement will be binding unless in writing and signed by Rotherham and a duly authorized officer of RSM and Block. Failure of RSM, Block or Rotherham to insist upon strict compliance with any of the terms, covenants, or conditions hereof will not be deemed a waiver of such terms, covenants, and conditions.

         12. Successors and Assigns. This Agreement and each of its provisions will be binding upon Rotherham and the heirs, executors, successors and administrators of Rotherham or his estate and property, and will inure to the benefit of RSM, Block and their successors and assigns. Rotherham may not assign or transfer to others the obligation to perform his duties hereunder.

         13. Specific Performance by Rotherham. The parties acknowledge that money damages alone will not adequately compensate RSM or Block for breach of any of the covenants and agreements herein and, therefore, in the event of the breach or threatened breach of any such covenant or agreement by either party, in addition to all other remedies available at law, in equity or otherwise, a wronged party will be entitled to injunctive relief compelling specific performance of (or other compliance with) the terms hereof.

         14. Notices. Notices hereunder will be deemed delivered five days following deposit thereof in the United States mail (postage prepaid) addressed to Rotherham at 7055 Howard Lane, Eden Prairie, Minnesota 55346; and to RSM at 4400 Main Street, Kansas City, Missouri 64111; Attn: Mark A. Ernst, with a copy to James H. Ingraham, Esq., H&R Block, Inc., 4400 Main Street, Kansas City, Missouri 64111; or to such other address and/or person designated by any party in writing to the other parties.

         15. Counterparts. This Agreement may be signed in counterparts and delivered by facsimile transmission confirmed promptly thereafter by actual delivery of executed counterparts.

         16. Binding Effect. This Agreement is effective only when executed by an officer of RSM and approved in writing by the Chairman of the Board, President and Chief Executive Officer of Block.

Executed as a sealed instrument under, and to be governed by, construed and enforced in accordance with, the laws of the State of Missouri.

                                                 ROTHERHAM:



Dated:   7/19/03                                     /s/ Thomas G. Rotherham
       --------------------                          ---------------------------
                                                 Thomas G. Rotherham


Accepted and Agreed:

RSM McGladrey, Inc.
a Delaware corporation

By:  /s/ Bret G. Wilson
     -----------------------------------
     Bret G. Wilson, Vice President

 Dated: 7/25/03
        -------------------

Approved:

H&R Block, Inc.
a Missouri corporation

By:  /s/ Mark A. Ernst
     ------------------------------------------------------------
     Mark A. Ernst
     Chairman of the Board, President and Chief Executive Officer

Dated:   25 July 03
       -----------------------------

                                    EXHIBIT A

                                   RESIGNATION

TO:      The Board of Directors of   [Name of Company]  :
                                   ---------------------

         Effective August 1, 2003, I hereby resign as   [position]   of   [Name
                                                      --------------    -------
of Company]  , a   [Name of State]   corporation.
-------------    -------------------

Dated:
         ------------------------           ------------------------------------
                                            Thomas G. Rotherham

                                    EXHIBIT B

                                RELEASE AGREEMENT

         THIS RELEASE AGREEMENT ("this Release Agreement") is entered into as of the 1st day of August, 2003, by and between RSM McGladrey, Inc., a Delaware corporation ("RSM"), and Thomas G. Rotherham ("Rotherham").

         WHEREAS, RSM and Rotherham are parties to an Agreement dated as of July 15, 2003, under which the parties mutually agreed to terminate the Employment Agreement dated August 2, 1999, by and between RSM and Rotherham (the "Employment Agreement"), and Rotherham's employment thereunder (the "Termination Agreement").

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Release by Rotherham. In consideration of RSM's promise to Rotherham of the compensation and benefits specified in Section 4 of this Release Agreement, Rotherham for himself and for his relations, heirs, legal representatives, and assigns unconditionally releases and forever discharges RSM and its direct and indirect parents, subsidiaries and affiliates (collectively, "Affiliates"), their respective present and past directors, officers, employees, agents, predecessors, successors, and assigns of and from any and all claims, demands, actions, causes of action and suits of any kind whatsoever, whether under federal or state statute, local regulation or at common law or which thereafter arise from any matter, fact, circumstance, event, happening or thing whatsoever occurring or failing to occur prior to the date of this Release Agreement involving Rotherham's employment by RSM or any Affiliate, including, without limitation, Rotherham's hiring, compensation earned as of or before the date of this Release Agreement, the termination of Rotherham's responsibilities as an officer of RSM and as a director and/or officer of each Affiliate, Rotherham's termination as an employee of RSM, other obligations of RSM or any Affiliate (except for those obligations expressly stated in this Release Agreement, the post-termination provisions of the Employment Agreement or applicable benefit plans), and further including, but not limited to, any claims for race, sex or age discrimination under the Age Discrimination in Employment Act, as amended ("ADEA"), Title VII of the Civil Rights Act of 1964, the 1991 amendments of such Civil Rights Act, the Americans with Disabilities Act, as amended, and all other federal and state statutes and common law doctrines.

         2. Consideration of Release of ADEA Claims. With regard to the waiver/release of rights or claims under the ADEA, Rotherham acknowledges and understands that this is a legal document and that he is legally entitled to, and has been offered, a period of twenty-one (21) days (the "Consideration Period") to consider the waiver/release of such rights or claims under this Release Agreement before signing it. After signing this Release Agreement, Rotherham may revoke the waiver/release of rights or claims under the ADEA by giving written notice ("Revocation Notice") to Mark A. Ernst, 4400 Main Street, Kansas City, Missouri 64111, within seven (7) days after the date of signing (such seven (7) day period, the "Revocation Period" and such date of signing, the "Signing Date"). For such revocation to be effective, the Revocation Notice must be received no later than 5:00 p.m., Kansas City, Missouri time, on the seventh (7th) day after the Signing Date. If Rotherham provides the Revocation Notice to RSM, this Agreement will be null, void and unenforceable by either party, and RSM will have no obligation to make any payments or provide any benefits to Rotherham hereunder.

         3. Acknowledgements. ROTHERHAM ACKNOWLEDGES THAT RSM HAS ADVISED HIM TO CONSULT WITH AN ATTORNEY PRIOR TO SIGNING THIS RELEASE AGREEMENT OR BEFORE THE EXPIRATION OF THE REVOCATION PERIOD. ROTHERHAM SPECIFICALLY ACKNOWLEDGES AND AGREES THAT EITHER THE FULL TWENTY-ONE (21) DAY CONSIDERATION PERIOD HAS LAPSED OR HE HAS BEEN OFFERED SUCH TWENTY-ONE (21) DAY CONSIDERATION PERIOD BUT HAS ELECTED TO WAIVE AND FOREGO ALL OF THE APPLICABLE DAYS WHICH HAVE NOT YET LAPSED IN SUCH TWENTY-ONE (21) DAY CONSIDERATION PERIOD. ROTHERHAM ACKNOWLEDGES AND AGREES THAT UPON SUCH CONSIDERATION HE HAS DECIDED TO WAIVE AND RELEASE ANY CLAIMS HE MAY HAVE UNDER THE ADEA, PURSUANT TO THE TERMS OF THIS RELEASE AGREEMENT.

         4. Compensation and Benefits. The parties agree that Rotherham will receive compensation and benefits from RSM after the Termination Date as follows:

         (i) RSM will pay to Rotherham $600,000 over the 12-month period beginning on the Termination Date in semi-monthly equal installments of $25,000 (less required tax withholdings). Such payments encompass payment to Rotherham for any unused vacation or other paid time off accrued as of the Termination Date.

         (ii) Rotherham will remain eligible to participate in those health and welfare plans maintained by RSM offering medical, dental, vision, employee assistance, flexible spending account, life insurance, and accidental death and dismemberment insurance benefits during the 12-month period beginning on the Termination Date on the same basis as employees of RSM.

         (iii) Those portions of any outstanding incentive stock options and nonqualified stock options to purchase shares of Block's common stock granted to Rotherham by Block ("Stock Options") that are scheduled to vest between the Termination Date and February 1, 2005 (based solely on the time-specific vesting schedule included in the applicable stock option agreement), shall vest and become exercisable as of the Termination Date. Rotherham shall have until November 1, 2004 to exercise such Stock Options. The operation of this Section 4(a)(iii) is subject to Rotherham's execution of an amendment to the affected stock option agreements in the form attached hereto as Exhibit I.

         (iv) RSM will arrange for Right Management Consultants to provide outplacement services to Rotherham for the 12-month period beginning on the Termination Date.

         (v) Rotherham may retain that certain Compaq laptop computer owned by RSM that Rotherham presently uses for business purposes, provided that on the Termination Date RSM verifies that all information, documents, and files pertaining to the business of Block, RSM, or any Affiliate, including, but not limited to, e-mails, are deleted from the computer's hard drive and are not recoverable. Rotherham must return all other property of Block, RSM, and Affiliates on or before the Termination Date.

         (vi) RSM will prepare Rotherham's federal and state income tax returns for the 2003 tax year at no charge to Rotherham.

         5. Termination of Compensation and Benefits. The compensation and benefits described in Section 4 of this Release Agreement will cease and no further compensation and benefits will be provided to Rotherham under this Release Agreement if (a) Rotherham violates his obligations under Section 5 of the Termination Agreement or any of the post-employment obligations under Sections 6 and 7 of the Employment Agreement (except Section 6.2 of the Employment Agreement, which is superseded by Sections 5(b), 5(c), and 5(d) of the Termination Agreement), or (b) RSM agrees to waive any of such obligations pursuant to and in accordance with Section 5(g) of the Termination Agreement.

         6. Successors and Assigns. This Release Agreement and each of its provisions will be binding upon Rotherham and the heirs, executors, successors, and administrators of Rotherham or his estate and property, and shall inure to the benefit of RSM, Block and their successors and assigns. Rotherham may not assign or transfer to others the obligation to perform his duties hereunder.

         7. Binding Effect. This Agreement is effective only when executed by an officer of RSM and approved in writing by the Chairman of the Board, President and Chief Executive Officer of Block.

Executed as a sealed instrument under, and to be governed by, construed and enforced in accordance with, the laws of the State of Missouri.

                                                   ROTHERHAM:

Dated:
       ---------------------------                 -----------------------------
                                                   Thomas G. Rotherham
Accepted and Agreed:

RSM McGladrey, Inc.
a Delaware corporation

By:
    ----------------------------------------
     Bret G. Wilson, Vice President

 Dated:
        ----------------------------

Approved:

H&R Block, Inc.
a Missouri corporation

By:
    -------------------------------------------------------------
     Mark A. Ernst
     Chairman of the Board, President and Chief Executive Officer

Dated:
        ----------------------------

                                                                       EXHIBIT I

                                 H&R BLOCK, INC.

                   1993 LONG-TERM EXECUTIVE COMPENSATION PLAN

                     AMENDMENT TO STOCK OPTION AGREEMENT(S)

         WHEREAS, H&R Block, Inc. (the "Company") and Thomas G. Rotherham ("Optionee") are parties to one or more Stock Option Agreements under the H&R Block, Inc. 1993 Long-Term Executive Compensation Plan pursuant to which there are one or more Stock Options (as such term is defined in such Agreement(s)) outstanding on the date hereof (such one or more Stock Option Agreements to be referred to herein as the "SOA");

         WHEREAS, RSM McGladrey, Inc., an indirect wholly owned subsidiary of the Company ("RSM"), has entered into an agreement with Optionee under which Optionee and RSM agree to terminate Optionee's employment (the "Separation Agreement"); and

         WHEREAS, Optionee has executed an agreement under which Optionee releases all known and potential claims against the Company, RSM, and all other direct or indirect subsidiaries of the Company (the "Release");

         NOW, THEREFORE, subject to the provisions of the Separation Agreement and the Release, Optionee and the Company agree as follows:

(1) Section 3(a) of each SOA Exhibit is hereby amended to add the following sentence to the end of such Section:

         "Notwithstanding the above, in the event that Optionee and Optionee's employer sign the agreement presented to Optionee by Optionee's employer under which Optionee releases all known and potential claims against the Company, Optionee's employer, and all other subsidiaries of the Company (the "Release Agreement") and Optionee does not revoke the Release Agreement during any revocation period described therein (the "Revocation Period"), this Stock Option shall become exercisable to the extent provided in the Release Agreement as of the applicable date specified in the Release Agreement."

(2) Section 3(b) of each SOA Exhibit is hereby amended to add the following sentence to the end of such Section:

         "Notwithstanding the above, in the event that Optionee signs the Release Agreement and does not revoke the Release Agreement during the Revocation Period, any shares of Common Stock of the Company identified in the SOA as subject to an Incentive Stock Option shall become subject to a Nonqualified Stock Option in lieu of subject to an Incentive Stock Option, and the Stock Option shall continue and Optionee shall have the right to exercise such Stock Option during the applicable time period described in the Release Agreement and to the extent specified in the Release Agreement."

(3) Except as modified in this Amendment to Stock Option Agreement(s), the SOA shall remain in full force and effect in accordance with its terms.


                                            H&R BLOCK, INC.
-----------------------------------------
(Signature of Optionee)


-----------------------------------------
(Social Security Number)                    By
                                               ---------------------------------
                                               Mark A. Ernst
-----------------------------------------      Chairman of the Board, President,
(Street Address)                               and Chief Executive Officer


-----------------------------------------
(City, State/Province, Postal Code)


                                      I-2